PITCAIRN FUNDS

                         SUPPLEMENT DATED JUNE 24, 2002
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2002

                                TAXABLE BOND FUND

                                       AND

                              TAX-EXEMPT BOND FUND


PORTFOLIO MANAGER CHANGE:

Effective June 24, 2002, John R. Raebiger, Jr. joined the Adviser and PTC as Vice President, Manager of Fixed Income, and assumed the portfolio management responsibilities for the two Fixed Income Funds. Jack Yates III, who served as portfolio manger for the Fixed Income Funds on an interim basis, no longer serves in that capacity. Prior to joining the Adviser and PTC, Mr. Raebiger served as the Fixed Income Portfolio Manager and Head of Trading for Davidson Capital Management since February 1998. From September 1995 to February 1998, he was an Assistant Fixed Income Trader and Institutional Salesman at Boenning & Scattergood, Inc. He holds a B.S. in Business Administration from Shippensburg University.